CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 20,300	$ 14,576	$ 11,592
Other comprehensive income (loss):
Foreign currency translation adjustments	(1,367)	(11,181)	5,923
Unrealized losses arising from marketable securities during the period, net of tax	(37)	(158)	0
Losses reclassified into earnings from marketable securities, net of tax	5	3	0
Other Comprehensive Income (Loss), Net of Tax	(1,399)	(11,336)	5,923
Total comprehensive income	18,901	3,240	17,515
Comprehensive income attributable to non-controlling interests	59	158	(41)
Comprehensive income attributed to redeemable non-controlling interest	1	(18)	0
Comprehensive income adjustment to redeemable non-controlling interest	224	0	0
Comprehensive income attributable to Sapiens' shareholders	$ 18,617	$ 3,100	$ 17,556